                                                                [EXECUTION COPY]



                           MASTER REPURCHASE AGREEMENT
                                     Among:
                      BEAR STEARNS HOME EQUITY TRUST 1996-1
                                       and
                         INDUSTRY MORTGAGE COMPANY, L.P.
                                       and
                           IMC CORPORATION OF AMERICA

                           Dated as of March 29, 1996

1. APPLICABILITY

        From time to time the parties hereto may enter into transactions in which Industry Mortgage Company, L.P. ("IMCLP") and IMC Corporation of America ("IMCA"; IMCLP and IMCA are each referred to herein as an "Obligor" and collectively as the "Obligors") each agrees to transfer to Bear Stearns Home Equity Trust 1996-1 ("Buyer") HELs against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to the related Obligor such HELs at a date certain or on demand, against the transfer of funds by an Obligor. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, as the same shall be amended from time to time.

2. DEFINITIONS

        (a) "Act of Insolvency", with respect to Buyer or an Obligor, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such party seeking the appointment of a receiver, trustee, custodian or similar official for such party or any substantial part of its property, or (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party,
(B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by a party of a general assignment for the benefit of creditors, or (iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due;

        (b) "Additional Purchased HELs", HELs provided by an Obligor to Buyer pursuant to Paragraph 4(a) hereof;

        (c) "Business Day", any day other than a Saturday, Sunday and any day on which banks located in the State of New York are authorized or required to close for business;

        (d) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage, agreed to by Buyer and an Obligor prior to entering into the Transaction and specified in the related Request/Confirmation, to the Repurchase Price for such Transaction as of such date;

        (e) "Custodian", the custodian named in the Custodial Agreement and any permitted successor thereto;

        (f) "Custodial Agreement", the Custodial Agreement among Buyer, the Obligors and the Custodian providing for the custody of records relating to the Purchased HELs;

        (g) "Delayed Document HEL", the meaning specified in Paragraph 7(b) hereof.

        (h) "FNMA", the Federal National Mortgage Association;

        (i) "HEL", a home equity loan consisting of a Note secured by Mortgage;

        (j) "Income", with respect to any HEL at any time, any principal thereof then payable and all payments of interest and principal together with other distributions thereon or proceeds thereof;

        (k) "LIBOR", the London Interbank Offered Rate for United States Dollar deposits of a specified duration as set forth on page 4833 of Telerate as of 8:00 a.m., New York time, on the date of determination;

        (l) "Loan Schedule", a schedule of HELs identifying each HEL: (1) in the case of all HELs, by an Obligor's loan number, Mortgagor's name and address (including the state and zip code) of the mortgaged property, whether such HEL is a first or second lien home equity loan, whether such HEL bears a fixed or adjustable interest rate, the loan-to-value ratio, the outstanding principal amount as of a specified date, the initial interest rate borne by such HEL, the original principal balance thereof, the current scheduled monthly payment of principal and interest, the maturity of the related Note, the property type, the occupancy status, the appraised value, the original term to maturity and whether or not the HEL (including the related Note) has been modified; and (2) in the case of adjustable rate HELs, the interest rate borne by such HEL on the Purchase Date, the index and applicable determination date for each adjustment period, the gross margin, the payment adjustment period (in months), months to next payment adjustment, periodic payment adjustment cap, lifetime payment adjustment cap, lifetime payment cap, interest rate adjustment, periodic interest adjustment cap and lifetime interest rate adjustment cap; notwithstanding the foregoing, however, any Loan Schedule not containing, as to any HEL, the address (including the state and zip code) of the mortgaged property, the initial interest rate borne by such HEL, the property type and/or the appraised value shall be sufficient for all purposes hereunder so long as the related Obligor provides such information as soon as practicable after the production of such Loan Schedule;

        (m) "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

        (n) "Market Value", with respect to any HELs as of any date, the fair market value of such HELs on such date as determined by Buyer in its reasonable business judgment from time to time and at such times as it may elect in its sole discretion; provided, however, that a Market Value of zero shall be assigned to (i) any HEL that has been delinquent for more than eighty-nine (89) days, (ii) any HEL that has been subject to this Agreement for more than one hundred and eighty (180) days in aggregate, (iii) any HEL with respect to which there is a breach of a representation or warranty made by the Obligors in this Agreement or the Custodial Agreement that materially adversely affects Buyer's interests hereunder or (iv) any Delayed Document HEL with respect to which documentation required to be delivered to the Custodian by the Custodial Agreement has not been delivered to the Custodian within three (3) Business Days after the related Purchase Date;

        (o) "Mortgage", the mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Note;

        (p) "Mortgagor", the obligor on a Note;

        (q) "Note", the Note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a HEL;

        (r) "Price Differential", with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by an Obligor to Buyer with respect to such Transaction);

        (s) "Pricing Rate", [certain   confidential  information  has  been
omitted  and  filed  separately  with  the   Commission  pursuant to a Request
for Confidential Treatment] of a mutually agreed upon duration, which rate shall be specified in the related Request/Confirmation;

        (t) "Prime Rate", the prime rate of U.S. money center commercial banks as published in The Wall Street Journal;

        (u) "Purchase Date", the date with respect to each Transaction on which Purchased HELs are sold by an Obligor to Buyer hereunder;

        (v) "Purchase Price", (i) on the Purchase Date, the price at which Purchased HELs are sold by an Obligor to Buyer hereunder, and (ii) thereafter, such price decreased by the amount of any cash transferred by an Obligor to Buyer pursuant to Paragraph 4(a) hereof;

        (w) "Purchased HELs", the HELs sold by an Obligor to Buyer in a Transaction hereunder, and any HELs substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased HELs" with respect to any Transaction at any time also shall include Additional Purchased HELs delivered pursuant to Paragraph 4(a);

        (x) "Replacement HELs", the meaning specified in Paragraph 11(e)(ii) hereof;

        (y) "Repurchase Date", the date on which an Obligor is to repurchase the Purchased HELs from Buyer, including any date determined by application of the provisions of Paragraphs 3(e) or 11 hereof;

        (z) "Repurchase Price", the price at which Purchased HELs are to be resold by Buyer to an Obligor upon termination of a Transaction, which will be determined in each case as the sum of the Purchase Price and the Price Differential as of the date of such determination, increased by any amount determined by the application of the provisions of Paragraph 11 hereof;

        (aa) "Request/Confirmation", the request and confirmation substantially in the form of Exhibit A hereto delivered pursuant to Paragraph 3 hereof.

3. INITIATION; REQUEST/CONFIRMATION; TERMINATION; TRANSACTIONS OPTIONAL

        (a) Any agreement to enter into a Transaction shall be made in writing at the initiation of an Obligor. In the event that an Obligor desires to enter into a Transaction hereunder, such Obligor shall deliver to Buyer prior to 5:00 p.m., New York City time, on the Business Day prior to the proposed Purchase Date, a Request/Confirmation complete in every respect except for the signature of an authorized representative of Buyer. Buyer shall, upon its receipt and approval thereof, promptly execute and return the signed Request/Confirmation to the Obligor.

        (b) The Request/Confirmation shall describe the Purchased HELs in a manner satisfactory to Buyer (which may be by attaching a Loan Schedule thereto), identify Buyer and the Obligor and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction mutually agreeable to Buyer and an Obligor.

        (c) Each Request/Confirmation shall be binding upon the Obligors (jointly and severally) and Buyer unless written notice of objection is given by the objecting party to the other party within one (1) Business Day after Buyer has delivered the completed Request/Confirmation to an Obligor.

        (d) In the event of any conflict between the terms of a Request/Confirmation and this Agreement, such Request/Confirmation shall prevail.

        (e) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or the Obligor, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the Business Day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by resale by Buyer to an Obligor or its agent of the Purchased HELs and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, the related Obligor hereunder) against the transfer of the Repurchase Price to an account of Buyer.

        (f) The adjustment mechanism and the index for any adjustable rate HEL must have been provided to Buyer in writing and Buyer shall not have objected to the use by the Obligors of such adjustment mechanism and index.

        (g) Notwithstanding any provision of this Agreement or the Custodial Agreement to the contrary, the initiation of each Transaction is subject to the approval of Buyer in its sole discretion. Buyer may, in its sole discretion, reject any HEL from inclusion in a Transaction hereunder for any reason.

4. MARGIN MAINTENANCE

        (a) If at any time the aggregate Market Value of all Purchased HELs subject to all Transactions hereunder is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to an Obligor require the Obligor in such Transactions, at

Buyer's option, to transfer to Buyer cash or additional HELs reasonably acceptable to Buyer ("Additional Purchased HELs"), so that the cash and aggregate Market Value of the Purchased HELs, including any such Additional Purchased HELs, will thereupon equal or exceed such aggregate Buyer's Margin Amount.

        (b) If the notice to be given by Buyer to an Obligor under subparagraph
(a) above is given at or prior to 10:00 a.m. New York City time on a Business Day, the Obligor shall transfer cash or Additional Purchased HELs to Buyer prior to the close of business in New York City on the date of such notice, and if such notice is given after 10:00 a.m. New York City time, the Obligor shall transfer cash or Additional Purchased HELs prior to the close of business in New York City on the Business Day following the date of such notice.

        (c) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and the Obligor.

5. INCOME PAYMENTS

        Where a particular Transaction's term extends over an Income payment date on the HELs subject to that Transaction, all payments and distributions, whether in cash or in kind, made on or with respect to the Purchased HELs shall, unless otherwise mutually agreed by Buyer and the related Obligor and so long as an Event of Default on the part of an Obligor shall not have occurred and be continuing, be paid directly to the related Obligor by the related Mortgagor. Buyer shall not be obligated to take any action pursuant to the preceding sentence to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith the Obligor transfers to Buyer, at Buyer's option, cash or Additional Purchased HELs sufficient to eliminate such Margin Deficit.

6. SECURITY INTEREST

        Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, the related Obligor shall be deemed to have pledged to Buyer as security for the performance by the Obligors of their obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased HELs with respect to all Transactions hereunder and all proceeds thereof. The Obligors shall pay all fees and expenses associated with perfecting such security interest including, without limitation, the cost of filing financing statements under the Uniform Commercial Code and recording assignments of mortgage as and when required by Buyer in its sole discretion.

7. PAYMENT AND TRANSFER

        (a) Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All HELs transferred by one party hereto to the other party shall, except as provided in (b) below, be transferred by notice to the Custodian to the effect that the Custodian is now holding for the benefit of the transferee the related documents and assignment forms delivered to it under the Custodial Agreement.

        (b) The parties agree that, with respect to certain Purchased HELs (the "Delayed Document HELs"), the delivery to the Custodian of documents and assignment forms required by the Custodial Agreement may be delayed for a period of not more than three (3) Business Days after the related
Purchase Date.

8. SEGREGATION OF DOCUMENTS RELATING TO PURCHASED HELS

        All documents relating to Purchased HELs in the possession of an Obligor, other than credit and servicing files, shall be segregated from other documents and securities in its possession and shall be identified as being subject to this Agreement. Ownership of all Purchased HELs shall pass to Buyer and nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased HELs or otherwise pledging or hypothecating the Purchased HELs, but no such transaction shall relieve Buyer of its obligations to resell and transfer Purchased HELs to an Obligor pursuant to the terms hereof.

9. SUBSTITUTION

        An Obligor may, subject to agreement with and acceptance by Buyer, substitute other HELs for any Purchased HELs. Such substitution shall be made by transfer to Buyer of such other HELs and transfer to the Obligor of such Purchased HELs. After substitution, the substituted HELs shall be deemed to be Purchased HELs.

10. REPRESENTATIONS, WARRANTIES AND COVENANTS

        (a) Buyer and the Obligors each represents and warrants, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, to the other that:

                (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance;

                (ii) it will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal);

                (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal);

                (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect; and

                (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, governing document, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected.

(b) The Obligors jointly and severally represent and warrant to Buyer, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

                (i) The documents disclosed by an Obligor to Buyer pursuant to this Agreement are either original documents or genuine and true copies thereof;

                (ii) Each Obligor is a separate and independent entity from the Custodian, neither Obligor owns a controlling interest in the Custodian either directly or through affiliates and no director or officer of an Obligor is also a director or officer of the Custodian;

                (iii) None of the Purchase Price for any HEL will be used either directly or indirectly to acquire any security, as that term is defined in Regulation T of the Regulations of the Board of Governors of the Federal Reserve System, and neither Obligor has taken any action that might cause any Transaction to violate any regulation of the Federal Reserve Board;

                (iv) Each HEL was underwritten in accordance with the written underwriting standards of the Obligors furnished by an Obligor to Buyer, and no change to such underwriting standards has occurred since the date of the last written revision to such standards was furnished to Buyer by an Obligor;

                (v) The related Obligor shall be at the time it transfers to Buyer any HELs for any Transaction the legal and beneficial owner of such HELs, free of any lien, security interest, option or encumbrance;

                (vi) The related Obligor used no selection procedures that identified the HELs relating to a Transaction as being less desirable or valuable than other comparable assets in the Obligor's portfolio on the related Purchase Date; and

                (vi) Less than 5% (by aggregate Purchase Price) of the Purchased HELs subject to this Agreement are delinquent by more than eighty-nine
        (89) days.

        (c) The Obligors make the representations and warranties set forth at Exhibit B with respect to the HELs as of the related Purchase Date; provided, however, that Buyer may, in its sole discretion, waive compliance with any such representations and warranties.

        (d) The Obligors covenant with Buyer, from and after the date hereof, as follows:

                (i) The Obligors shall immediately notify Buyer if an Event of Default shall have occurred;

                (ii) The Obligors shall deliver to Buyer a current Loan Schedule with respect to all HELs subject to this Agreement with such frequency as Buyer may require but in no event less frequently than monthly;

                (iii) No HEL shall be subject to this Agreement for more than one hundred and eighty (180) days in aggregate;

                (iv) The documents required to be delivered to the Custodian for each Purchased HEL under the Custodial Agreement shall, with respect to any Delayed Document HEL, be so delivered not later than three (3) Business Days after the related Purchase Date;

                (v) The Obligors shall provide in writing or by electronic transmission to Buyer each adjustment mechanism and the index for any adjustable rate HELs prior to selling such HELs to Buyer hereunder; and

                (vi) The aggregate Purchase Price paid for all Delayed Document HELs subject to this Agreement for which the documents required to be delivered to the Custodian under the Custodial Agreement have not been so delivered shall not exceed the lesser of $20,000,000 and 50% of the Purchase Price for all Purchased HELs subject to this Agreement.

11. EVENTS OF DEFAULT; EVENT OF TERMINATION

        (a) The following events shall constitute events of default (each an "Event of Default") hereunder with respect to Buyer or an Obligor, as applicable:

                (i) An Obligor fails to repurchase or Buyer fails to transfer Purchased HELs upon the applicable Repurchase Date pursuant to the terms hereof;

                (ii) An Obligor or Buyer fails, after one (1) Business Day's notice, to comply with Paragraph 4 hereof;

                (iii) An Act of Insolvency occurs with respect to an Obligor or Buyer or any controlling entity thereof;

                (iv) Any representation or warranty made by an Obligor or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated; provided, however, that in the case of representations and warranties made with respect to the Purchased HELs, such circumstance shall not constitute an Event of Default if, after determining the Market Value of the Purchased HELs without taking into account the Purchased HELs with respect to which such circumstance has occurred, no other Event of Default shall have occurred and be continuing;

                (v) Any covenant shall have been breached in any material respect; provided, however, that in the case of covenants made with respect to the Purchased HELs, such circumstance shall not constitute an Event of Default if, after determining the Market Value of the Purchased HELs without taking into account the Purchased HELs with respect to which such circumstance has occurred, no other Event of Default shall have occurred and be continuing;

                (vi) Buyer shall have reasonably determined that an Obligor is or will be unable to meet its commitments under this Agreement, shall have notified the Obligor of such determination and the Obligor shall not have responded with appropriate information to the contrary to the satisfaction of Buyer within twenty-four (24) hours;

                (vii) This Agreement shall for any reason cease to create a valid, first priority security interest in any of the Purchased HELs purported to be covered hereby;

                (viii) A final judgment by any competent court in the United States of America for the payment of money in an amount of at least $100,000 is rendered against an Obligor, and the same remains undischarged for a period of sixty (60) days during which execution of such judgment is not effectively stayed;

                (ix) Any event of default or any event which with notice, the passage of time or both shall constitute an event of default shall occur and be continuing under any repurchase or other financing agreement for borrowed funds or indenture for borrowed funds by which an Obligor is bound or affected shall occur and be continuing;

                (x) In the judgment of Buyer a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of an Obligor;

                (xi) An Obligor shall be in default with respect to any normal and customary covenants under any debt contract or agreement, any servicing agreement or any lease to which it is a party, which default could materially adversely affect the financial condition of such Obligor (which covenants include, but are not limited to, an Act of Insolvency of an Obligor or the failure of an Obligor to make required payments under such contract or agreement as they become due);

                (xii) An Obligor shall fail to promptly notify Buyer of (i) the acceleration of any debt obligation or the termination of any credit facility of an Obligor; (ii) the amount and maturity of any such debt assumed after the date hereof; (iii) any adverse developments with respect to pending or future litigation involving an Obligor; and (iv) any other developments which might materially and adversely affect the financial condition of an Obligor; or

             (xiii) An Obligor shall have failed to comply in any material respect with its obligations under the Custodial Agreement.

        (b) If an Event of Default shall have occurred and be continuing, then, at the option of the nondefaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.

        (c) In all Transactions in which the defaulting party is an Obligor, if Buyer is deemed to have exercised the option referred to in subparagraph (b) of this Paragraph, (i) the Obligors' obligations hereunder to repurchase all Purchased HELs in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of (x) the greater of the Pricing Rate for such Transaction and the Prime Rate to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subparagraph (b) of this Paragraph (decreased as of any day by (A) any amounts retained by Buyer with respect to such Repurchase Price pursuant to clause (iii) of this subparagraph,
(B) any proceeds from the sale of Purchased HELs pursuant to subparagraph (e)(i) of this Paragraph, and (C) any amounts credited to the account of an Obligor pursuant to subparagraph (f) of this Paragraph) on a 360 day per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased, (iii) all Income paid after such exercise or deemed exercise shall be payable to and retained by Buyer applied to the aggregate unpaid Repurchase Prices owed by the Obligors, and (iv) the Obligors shall immediately deliver or cause the Custodian to deliver to Buyer any documents relating to Purchased HELs subject to such Transactions then in the possession of either Obligor.

        (d) In all Transactions in which the defaulting party is Buyer, upon tender by the related Obligor of payment of the aggregate Repurchase Prices for all such Transactions, Buyer's right, title and interest in all Purchased HELs subject to such Transactions shall be deemed transferred to such Obligor, and Buyer shall deliver or cause the Custodian to deliver all documents relating to such Purchased HELs to the related Obligor.

        (e) After one (1) Business Day's notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (b) of this Paragraph or the notice referred to in clause (ii) of the first sentence of subparagraph (a) of this Paragraph), the nondefaulting party may:

                (i) as to Transactions in which the defaulting party is an Obligor, (A) immediately sell on a servicing released or servicing retained basis as Buyer deems desirable, in a recognized market at such price or prices as Buyer may in its sole discretion deem satisfactory, any or all Purchased HELs subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by either Obligor hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased HELs, to give the Obligor credit for such Purchased HELs in an amount equal to the Market Value therefor on such date against the aggregate unpaid Repurchase Prices and any other amounts owing jointly and severally by the Obligors hereunder; and

                (ii) as to Transactions in which the defaulting party is Buyer,
        (A) purchase home equity loans ("Replacement HELs") having substantially the same outstanding principal amount, maturity and interest rate as any Purchased HELs that are not transferred by Buyer to an Obligor as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement HELs, to be deemed to have purchased Replacement HELs at the price therefor on such date, calculated as the average of the prices obtained from three (3) nationally recognized registered broker/dealers that buy and sell comparable home equity loans in the secondary market.

        (f) As to Transactions in which the defaulting party is Buyer, Buyer shall be liable to the related Obligor (i) with respect to Purchased HELs (other than Additional Purchased HELs), for any excess of the price paid (or deemed paid) by such Obligor for Replacement HELs therefor over the Repurchase Price for such Purchased HELs and (ii) with respect to Additional Purchased HELs, for the price paid (or deemed paid) by the Obligor for the Replacement HELs therefor. In addition, Buyer shall be liable to such Obligor for interest on such remaining liability with respect to each such purchase (or deemed purchase) of Replacement HELs from the date of such purchase (or deemed purchase) until paid in full by Buyer. Such interest shall be at a rate equal to the greater of the Pricing Rate for such Transaction or the Prime Rate.

        (g) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the related Obligor of its option under subparagraph (b) of this Paragraph.

        (h) The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a consequence of an Event of Default, together with interest thereon at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate. Expenses incurred in connection with an Event of Default shall include without limitation those costs and expenses incurred by the nondefaulting party as a result of the early termination of any repurchase agreement or reverse repurchase agreement entered into by the nondefaulting party in connection with the Transaction then in default.

        (i) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

        (j) In the event that the senior debt obligations or short-term debt obligations of Bear Stearns & Co. Inc. shall be rated below the four highest generic grades (without regard to any pluses or minuses reflecting gradations within such generic grades) by any nationally recognized statistical rating organization then, at the option of Buyer exercised by written notice to an Obligor, the Pricing Rate for all Transactions having a Purchase Date on or after the date of such notice shall be adjusted in a mutually agreeable manner to reflect Buyer's cost of funds.

        (k) The exercise by any party of remedies after the occurrence of an Event of Default shall be conducted in a commercially reasonable manner.

12. SERVICING OF THE PURCHASED HELS

        (a) The parties hereto agree and acknowledge that, notwithstanding the purchase and sale of the Purchased HELs contemplated hereby, the related Obligor shall service the Purchased HELs for the benefit of Buyer and, if Buyer shall exercise its rights to sell the Purchased HELs pursuant to this Agreement prior to the related Repurchase Date, Buyer's assigns; provided, however, that the obligation of the Obligor to service Purchased HELs for the benefit of Buyer as aforesaid shall cease upon the payment to Buyer of the Repurchase Price therefor.

        (b) The related Obligor shall service and administer the Purchased HELs and shall have full power and authority, acting alone, to do any and all things in connection with such servicing which such Obligor may deem necessary or desirable and consistent with the terms of this Agreement, and shall retain all principal prepayments and Income received by such Obligor with respect to such Purchased HELs pursuant to the terms hereof. The related Obligor, in administering and servicing the Purchased HELs, shall employ procedures (including collection procedures) and exercise the same care it customarily employs and exercises in servicing and administering home equity loans for its own account, in accordance with accepted home equity loan servicing practices of prudent lending institutions and giving due consideration to Buyer's reliance on such Obligor. The related Obligor will provide Buyer with monthly reports in a mutually agreeable format.

        (c) Buyer may, in its sole discretion if an Event of Default shall have occurred and be continuing, without payment of any termination fee or any other amount to an Obligor, (i) sell the HELs on a servicing released basis or (ii) terminate the applicable Obligor as the servicer of the Purchased HELs with or without cause.

13. SINGLE AGREEMENT

        Buyer and the Obligors acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and IMCLP and IMCA agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and
(iii) that payments, deliveries and other transfers made by any of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

14. NOTICES AND OTHER COMMUNICATIONS

        Except as otherwise expressly provided herein, all such notices or communications shall be in writing (including, without limitation, telegraphic, facsimile or telex communication) or confirmed in writing and such notices and other communications shall, when mailed, telegraphed, communicated by facsimile transmission or telexed, be effective when received at the address for notices for the party to whom such notice or communications is to be given as follows:

        if to IMCLP:
               Industry Mortgage Company, L.P.
               3450 Bushwood Park Drive
               Suite 250
               Tampa Bay, Florida  33618
               Attention:       George Freeman
               Telephone:       (813) 932-2211
               Telecopy:        (813) 931-4840

        if to IMCA:
               IMC Corporation of America
               3450 Bushwood Park Drive, Suite 250
               Tampa Bay, Florida  33618
               Attention:       George Freeman
               Telephone:       (813) 932-2211
               Telecopy:        (813) 931-4840

        if to Buyer:
               Bear Stearns Home Equity Trust 1996-1
               c/o State Street Bank and Trust Company of
                   California, N.A., as Owner Trustee
               Two International Place, Mail Stop IP5
               Boston, Massachusetts 02110
               Attention:       David Ducloss
               Telephone:       (617) 664-5416
               Telecopy:        (617) 664-5367

Notwithstanding the foregoing, however, that a facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission, and provided further, however, that all financial statements delivered shall be hand-delivered or sent by first-class mail. Any party may revise any information relating to it by notice in writing to the other party, which notice shall be effective on the third Business Day following receipt thereof.

15. PAYMENT OF EXPENSES

        The Obligors shall pay on demand all reasonable fees and expenses (including, without limitation, the fees and expenses for legal services of any kind whatsoever) incurred by Buyer or the Custodian in connection with this Agreement and the Custodial Agreement and the transactions contemplated hereby and thereby, whether or not any Transactions are entered into hereunder, including, by way of illustration and not by way of limitation, the fees and expenses incurred in connection with (i) the preparation, reproduction and distribution of this Agreement and the Custodial Agreement and any opinions of counsel, certificates of officers or other documents contemplated by the aforementioned agreements and (ii) any Transaction under this Agreement; provided, however, that the Obligors shall not be required to pay the fees and expenses of Buyer's counsel in excess of $10,000; and provided further, however, that the Obligors shall not be required to pay the fees and expenses of Buyer incurred as a result of Buyer's default under this Agreement. The joint and several obligation of the Obligors to pay such fees and expenses incurred prior to or in connection with the termination of this Agreement shall survive the termination of this Agreement.

16. OPINIONS OF COUNSEL

        The Obligors shall, on the Purchase Date of the first Transaction hereunder and, upon the request of Buyer, on the Purchase Date of any subsequent Transaction, cause to be delivered to Buyer, with reliance thereon permitted as to any person or entity that purchases the HELs from Buyer in a repurchase transaction, a favorable opinion of counsel with respect to the matters set forth in Exhibit C hereto, in form and substance acceptable to Buyer and its counsel.

17. FURTHER ASSURANCES; ADDITIONAL INFORMATION

        (a) The Obligors shall promptly provide such further assurances or agreements as Buyer may request in order to effect the purposes of this Agreement.

        (b) At any reasonable time, each Obligor shall permit Buyer, its agents or attorneys, to inspect and copy any and all documents and data in its possession pertaining to any Purchased HEL that is the subject of such Transaction. Such inspection shall occur upon the request of Buyer at a mutually agreeable location during regular business hours and on a date determined by Buyer; Buyer may, at its option, require that the date of such inspection be not more than two (2) Business Days after the date of such request.

        (c) Each Obligor agrees to provide Buyer or its agents, from time to time, with such information concerning such Obligor of a financial or operational nature as Buyer may reasonably request.

        (d) Each Obligor shall provide Buyer or its agents, with copies of all filings made by or on behalf of an Obligor or any entity that controls an Obligor, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, promptly upon making such filings.

18. BUYER AS ATTORNEY-IN-FACT

        Buyer is hereby appointed the attorney-in-fact of both Obligors for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Buyer shall have the right and power during the occurrence and continuation of any Event of Default to receive, endorse and collect all checks made payable to the order of an Obligor representing any payment on account of the principal of or interest on any of the Purchased HELs and to give full discharge for the same.

19. APPOINTMENT OF AGENT

        Buyer hereby appoints Bear Stearns Mortgage Capital Corporation as its agent for purposes of issuing Requests/Confirmations, determining Market Value, exercising Buyer's rights under any margin maintenance provision of this Agreement and such other purposes as Buyer may direct.
 The appointment of such agent shall not relieve Buyer of its obligations hereunder.

20. JOINT AND SEVERAL LIABILITY OF OBLIGORS

        The Obligors agree to be jointly and severally liable for the obligations of either Obligor hereunder and all representations, warranties, covenants and agreements made by or on behalf of either or both Obligors in the Agreement or in any exhibit hereto or any document, instrument or certificate delivered pursuant hereto shall be deemed to have been made by each Obligor, jointly and severally. The Obligors further agree that, notwithstanding any right of Buyer to investigate fully the affairs of the Obligors and notwithstanding any knowledge of facts determined or determinable by Buyer, Buyer has the right to rely fully on the representations, warranties, covenants and agreements of either or both Obligors contained in the Agreement and upon the accuracy of any document, instrument, certificate or exhibit given or delivered hereunder. The joint and several obligation of each Obligor hereunder is absolute, unconditional, irrevocable, present and continuing and, with respect to any payment to be made to Buyer, is a guaranty of payment (and not of collectability) and is in no way conditional or contingent upon the continued existence of the other Obligor and is not and will not be subject to any setoffs. Any notice or other communication provided to one Obligor pursuant hereto shall be deemed to have been given to both Obligors and failure to be sent any notice or communication contemplated hereby shall not relieve an Obligor from its joint and several liability for the obligations of the other Obligor hereunder.

21.     WIRE INSTRUCTIONS

        (a) Any amounts to be transferred by Buyer to IMCLP hereunder shall be sent by wire transfer in immediately available funds to the account of IMCLP at:
               SunTrust Bank, Tampa Bay
               ABA #      63-106-569
               Attn.:     D.J. Palyok (813) 932-2211, Ext. 202
               Acct.:     0032020295202

        (b) Any amounts to be transferred by Buyer to IMCA hereunder shall be sent by wire transfer in immediately available funds to the account of IMCA at:
               SunTrust Bank, Tampa Bay
               ABA #      63-106-569
               Attn.:     D.J. Palyok (813) 932-2211, Ext. 202
               Acct.:     0106020323329

        (c) Any amounts to be transferred by an Obligor to Buyer hereunder shall be sent by wire transfer in immediately available funds to the account of Buyer at:
               FNB Chicago/Bear Stearns MBS
               ABA #:     071-000-013
               Attn.:     John Garzone
               Acct.:     5801230

        (d) Amounts received after 3:00 p.m., New York City time, on any Business Day shall be deemed to have been paid and received on the next succeeding Business Day.

22. ENTIRE AGREEMENT; SEVERABILITY

        This Agreement shall supersede any existing agreements among the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

23. NON-ASSIGNABILITY; TERMINATION

        (a) The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by any party without the prior written consent of the other party. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

        (b) This Agreement and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on the date occurring three hundred and sixty-four (364) days after the date as of which this Agreement is entered into; provided, however, that this Agreement and any Transaction outstanding hereunder may be extended by mutual agreement of Buyer and the Obligors; and provided further, however, that no such party shall be obligated to agree to such an extension.

24. COUNTERPARTS

        This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

25. GOVERNING LAW

        This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

26. NO WAIVERS, ETC.

        No express or implied waiver of any Event of Default by any party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraph 4(a) hereof will not constitute a waiver of any right to do so at a later date.

27. USE OF EMPLOYEE PLAN ASSETS

        (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by any party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

        (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if the Obligors have each furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

        (c) By entering into a Transaction pursuant to this Paragraph, each Obligor shall be deemed (i) to represent to Buyer that since the date of such Obligor latest such financial statements, there has been no material adverse change in such Obligor's financial condition which an Obligor has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is an Obligor in any outstanding Transaction involving a Plan Party.

28. INTENT

        (a) The parties intend and acknowledge that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of HELs subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

        (b) It is understood that any party's right to liquidate HELs delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

29. LIMITED ROLE OF TRUSTEE; SUCCESSOR TRUSTEE

        (a) The execution and delivery of this Agreement by the undersigned Trustee is solely and strictly in its capacity as Trustee under that certain Trust Agreement dated as of March 29, 1996 (the "Trust Agreement") by and between State Street Bank and Trust Company of California, N.A., as Trustee (the "Trustee") and Bear Stearns Mortgage Capital Corporation, as Depositor (the "Depositor"), and not individually, and has been undertaken at the direction of the Depositor pursuant to the terms of the Trust Agreement.
 It is hereby expressly acknowledged that any obligations, liabilities, covenants, duties, representations and warranties hereunder are those of the Buyer only and not of the Trustee. There shall be no individual or corporate liability against or on the part of the Trustee (or any of its officers, directors or employees) under this Agreement, and there shall be no recourse against the Trustee in its individual or corporate capacity (or any of its directors, officers or employees) or against any of its properties or assets, for recovery of or as a result of any claim, debt, liability or obligation (whether of payment or performance) of or against the Buyer under or pursuant to this Agreement (whether arising out of or relating to any covenant, agreement, representation or warranty, or otherwise). Recourse against the Buyer for any claims, liabilities, debts or obligations under this Agreement is limited to the assets and properties of the trust established by the Trust Agreement.

        (b) With regard to Section 23(a) hereof, the Obligors each hereby acknowledge and consent that any and all rights and remedies of the Buyer under this Agreement shall automatically transfer to and vest in any successor trustee under the Trust Agreement in the event of the removal or resignation of the Trustee as trustee thereunder.

30. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

The parties acknowledge that they have been advised that:

        (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under
Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;

        (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

        (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the

Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

BEAR STEARNS HOME EQUITY TRUST                    IMC CORPORATION OF
  1996-1                                            AMERICA

                                                      /s/ THOMAS MIDDLETON
By:  State Street Bank and Trust                  By:
        Company of California, N.A.,              Title: Chief Operating Officer
        as Trustee                                Date:  3-29-96
      /s/ BARBARA BATEMAN
By:      Barbara Bateman
Title:Vice President                               INDUSTRY MORTGAGE
Date:                                                COMPANY, L.P.
                                                  By:  Industry Mortgage
                                                           Corporation, its
                                                           General Partner

                                                  By:   /s/ THOMAS MIDDLETON
                                                  Title: Chief Operating Officer
                                                  Date:  3-29-96

                                                                       EXHIBIT A

                              REQUEST/ CONFIRMATION

Date

TO:     [OBLIGOR]


        Attention: George Freeman

FROM:  Bear Stearns Home Equity Trust 1996-1

RE: Request/Confirmation under Master Repurchase Agreement, dated as of March 29, 1996, among Bear Stearns Home
        Equity Trust 1996-1, Industry Mortgage Company, L.P.
        and IMC Corporation of America

Bear Stearns Home Equity Trust 1996-1 ("Buyer") is pleased to confirm your sale and its purchase of the HELs described below and listed on the attached Loan Schedule pursuant to the above-referenced Master Repurchase Agreement under the following terms and conditions:


                                                                      Additional

ORIG. PRINCIPAL AMOUNT OF HELS:                                       ----------

CURRENT PRINCIPAL AMOUNT OF HELS:                                     ----------

PURCHASE DATE:                                                        ----------

REPURCHASE DATE:                                                      ----------

PURCHASE PRICE:                                                       ----------

PRICING RATE:                                                         ----------

MINIMUM REQUIRED MARGIN PERCENTAGE:                                   ----------

PRICE DIFFERENTIAL DUE DATE:                                          ----------

The Master Repurchase Agreement is incorporated by reference into this Request/Confirmation and made a part hereof as if it were fully set forth herein. All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Master Repurchase Agreement.

                      BEAR STEARNS HOME EQUITY TRUST 1996-1

                      By: Bear Stearns Mortgage Capital
                              Corporation, as agent
                      BY:
                      NAME:
                      TITLE:

                                                                       EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES
                         RELATING TO THE PURCHASED HELS


            (i) The information with respect to each HEL set forth in the related Loan Schedule is true and correct in all material respects;

            (ii) Except with respect to a Delayed Document HEL, all documentation required to be delivered to the Custodian under the Custodial Agreement has been so delivered;

            (iii) Each Purchased HEL is a Mortgage;

            (iv) Each mortgaged property is improved by a single (one-to-four) family residential dwelling or, with respect to not more than 1% of the aggregate original outstanding principal balance of the HELs, a mixed use property;

            (v) No more than 5% by original principal balance of the Purchased HEL had loan-to-value ratios in excess of 85%;

            (vi) Each Purchased HEL is being serviced by the related Obligor in accordance with the terms of this Agreement;

            (vii) The Note related to each Purchased HEL bears a fixed or adjustable interest rate;

            (viii) Each Mortgage is a valid and subsisting first or second lien of record (or is in the process of being recorded) on the mortgaged property subject in the case of any second-lien HEL only to a single senior lien on such mortgaged property and subject in all cases to the exceptions to title set forth in the title insurance policy or attorney's opinion of title, with respect to the related HEL, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

            (ix) Immediately prior to the transfer and assignment of the HELs by the related Obligor to Buyer as contemplated by this Agreement, such Obligor held good and indefeasible title to, and was the sole owner of, each HEL (including the related Note) conveyed by such Obligor subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in clause (viii) or other liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer of the Purchased HELs as contemplated in this Agreement, Buyer will be the sole owner of each Purchased HEL subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in paragraph (viii) or other liens which will be released simultaneously with such transfer;

            (x) No Purchased HEL is more than eighty-nine (89) days delinquent;

            (xi) There is no delinquent tax or assessment lien on any mortgaged property, and each mortgaged property is free of substantial damage and is in average repair;

            (xii) There is no valid and enforceable offset, defense or counterclaim to any Note or Mortgage, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Note;

            (xiii) There is no mechanics' lien or claim for work, labor or material affecting any mortgaged property which is or may be a lien prior to, or equal with, the lien of the related Mortgage except those which are insured against by any title insurance policy referred to in paragraph (xvi) below;

            (xiv) Each Purchased HEL at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act (including the Riegle Community Development Act of 1994) and other consumer protection laws, usury, equal credit opportunity, disclosure and recording laws;

            (xv) With respect to each Purchased HEL either (a) an attorney's opinion of title has been obtained but no title policy has been obtained or (b) a lender's title insurance policy, issued in standard American Land Title Association form by a title insurance company authorized to transact business in the state in which the related mortgaged property is situated, in an amount at least equal to the original balance of such Purchased HEL together, in the case of a second-lien HEL, with the then-original principal amount of the mortgage note relating to the senior lien, insuring the mortgagee's interest under the related HEL as the holder of a valid first or second mortgage lien of record on the real mortgaged property described in the related Mortgage, as the case may be, subject only to exceptions of the character referred to in paragraph (viii) above, was effective on the date of the origination of such HEL, and such policy is valid and thereafter such policy shall continue in full force and effect;

            (xvi) The improvements upon each mortgaged property are covered by a valid and existing hazard insurance policy with a carrier generally acceptable to the related Obligor that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Purchased HEL (together, in the case of a second-lien HEL, with the outstanding principal balance of the senior lien), (B) if replacement cost insurance is available in the jurisdiction in which the mortgaged property is located, the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the full insurable value of the mortgaged property;

            (xvii) If any mortgaged property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such mortgaged property with a carrier generally acceptable to the related Obligor in an amount representing coverage not less than the least of
(A) the outstanding principal balance of the related Purchased HEL (together, in the case of a second-lien HEL, with the outstanding principal balance of the senior lien), (B) if replacement cost insurance is available in the jurisdiction in which the mortgaged property is located, the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

            (xviii) Each Mortgage and Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Purchased HEL had full legal capacity to execute all documents relating to such HEL and convey the estate therein purported to be conveyed;

            (xix) The related Obligor has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of Buyer in any insurance policies applicable to any Purchased HELs transferred by such Obligor including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of Buyer;

            (xx) No more than 2% of the aggregate original outstanding principal balance will be secured by mortgaged properties located within any single zip code area;

            (xxi) Each original Mortgage was recorded or is in the process of being recorded, and all subsequent assignments of the original Mortgage have been delivered for recordation or have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from an Obligor;

            (xxii) The terms of each Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of Buyer and which has been delivered to the Custodian. The substance of any such alteration or modification is reflected on the related Loan Schedule;

            (xxiii) The proceeds of each Purchased HEL have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder; any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor will have been complied with within ninety (90) days of such HEL being sold to Buyer under this Agreement; all costs, fees and expenses incurred in making or closing or recording such HELs were paid;

            (xxiv) The related Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

            (xxv) No Purchased HEL has a shared appreciation feature, or other contingent interest feature;

            (xxvi) Each mortgaged property is located in the state identified in the respective Loan Schedule and consists of one or more parcels of real mortgaged property;

            (xxvii) Each Mortgage, to the extent permitted by applicable law, contains a provision for the acceleration of the payment of the unpaid principal balance of the related Purchased HEL in the event the related mortgaged property is sold without the prior consent of the mortgagee thereunder;

            (xxviii) Any advances made after the date of origination of a Purchased HEL have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the respective Loan Schedule; the consolidated principal amount does not exceed the original principal amount of the related Purchased HEL; no Note permits or obligates the related Obligor to make future advances to the related Mortgagor at the option of the Mortgagor;

            (xxix) There is no proceeding pending or threatened for the total or partial condemnation of any mortgaged property, nor is such a proceeding currently occurring, and each mortgaged property is undamaged by waste, fire, water, flood, earthquake or earth movement;

            (xxx) All of the improvements which were included for the purposes of determining the appraised value of any mortgaged property lie wholly within the boundaries and building restriction lines of such mortgaged property, and no improvements on adjoining properties encroach upon such mortgaged property, and are stated in the title insurance policy and affirmatively insured;

            (xxxi) No improvement located on or being part of any mortgaged property is in violation of any applicable zoning law or regulation; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each mortgaged property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such mortgaged property is lawfully occupied under the applicable law;

            (xxxii) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the owner of the HEL to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

            (xxxiii) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related mortgaged property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption other than any applicable Mortgagor redemption rights available to the related Mortgagor which would materially interfere with the right to sell the related mortgaged property at a trustee's sale or the right to foreclose the related Mortgage;

            (xxxiv) Except to the extent permitted pursuant to the terms of this Agreement, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and no Obligor has waived any default, breach, violation or event of acceleration;

            (xxxv) No instrument of release or waiver has been executed in connection with any Purchased HEL, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Custodian;

            (xxxvi) The maturity date of each Purchased HEL is at least twelve months prior to the maturity date of the related first home equity loan if such first home equity loan provides for a balloon payment;

            (xxxvii) Each Purchased HEL was originated based upon a full appraisal, which included an interior inspection of the subject mortgaged property;

            (xxxviii) No more than 10% of the aggregate original outstanding principal balance is secured by mortgaged properties that are non-owner occupied mortgaged properties (i.e., investor-owned and vacation);

            (xxxix) There do not exist any hazardous substances, hazard wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation on any mortgaged property;

            (xl) The related Obligor was properly licensed or otherwise authorized, to the extent required by applicable law, to originate or purchase each Purchased HEL; and the consummation of the transactions herein contemplated, including, without limitation, the ownership of the Purchased HELs by Buyer will not involve the violation of such laws;

            (xli) With respect to each mortgaged property subject to a ground lease (i) the current ground lessor has been identified and all ground rents which have previously become due and owing have been paid; (ii) the ground lease term extends, or is automatically renewable, for at least five (5) years beyond the maturity date of the related Purchased HEL; (iii) the ground lease has been duly executed and recorded; (iv) the amount of the ground rent and any increases therein are clearly identified in the lease and are for predetermined amounts at predetermined times; (v) the ground rent payment is included in the mortgagor's monthly payment as an expense item in determining the qualification of the mortgagor for such HEL; (vi) Buyer has the right to cure defaults on the ground lease; and (vii) the terms and conditions of the leasehold do not prevent the free and absolute marketability of the mortgaged property. The outstanding principal balance of Purchased HELs with related mortgaged properties subject to ground leases does not exceed 1% of the aggregate original outstanding principal balance;

            (xlii) Neither Obligor has received a notice of default of any first-lien HEL secured by any mortgaged property which has not been cured by a party other than an Obligor;

            (xliii) No Purchased HEL is subject to a temporary rate reduction pursuant to a buydown program;

            (xliv) No more than 20% of the aggregate original outstanding principal balance of the Purchased HELs was originated under an Obligor's non-income verification program; and

            (xlv) The interest rate on each Purchased HEL is calculated on the basis of a year of 360 days with twelve 30-day months.

                                                                       EXHIBIT C

                       OPINION OF COUNSEL TO THE OBLIGORS

        1. Each Obligor is duly organized and validly existing as a [DESCRIBE FORM OF ORGANIZATION] in good standing under the laws of the State of and has power and authority to enter into and perform its obligations under this Agreement and the Custodial Agreement. Each Obligor is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of such Obligor and its subsidiaries, considered as a whole.

        2. This Agreement and the Custodial Agreement have each been duly authorized, executed and delivered by each Obligor, and each constitutes a valid and legally binding obligation of each Obligor enforceable against each Obligor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

        3. No consent, approval, authorization or order of any state or federal court or government agency or body is required to be obtained by an Obligor for the consummation of the transactions contemplated by this Agreement or the Custodial Agreement.

        4. The consummation of any of the transactions contemplated by this Agreement and the Custodial Agreement will not conflict with, result in a breach of, or constitute a default under the governing documents of either Obligor or the terms of any indenture or other agreement or instrument known to us to which an Obligor is party or bound, or any order known to such counsel to be applicable to an Obligor or any regulations applicable to an Obligor, of any state or federal court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over an Obligor.

        5. There is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving an Obligor or relating to the transaction contemplated by this Agreement or the Custodial Agreement which, if adversely determined, would have a material adverse effect on Buyer.

        6. Each Obligor is duly registered as a finance company in each state in which HELs were originated, to the extent such registration is required by applicable law.

        7. Each HEL will have been endorsed in a manner which satisfies any requirement of endorsement in order to transfer all right, title and interest in and to that HEL from the related Obligor to Buyer. Each assignment of Mortgage related to each such HEL is in recordable form and is sufficient under applicable law to validly and effectively transfer all right, title and interest of the related Obligor to Buyer. This Agreement together with (a) the delivery of such related HELs to Custodian, (b) the endorsement of such HELs to Buyer and
(c) the delivery of the assignments of Mortgages related to the HELs to the Custodian in recordable form assigning such Mortgages to Buyer, creates a valid, perfected security interest in such HELs in favor of Buyer. Such security interest will have the same priority and will be subject to the same security interests and liens as apply to such HELs in the hands of the related Obligor.